SUB-ITEM 77 Q (1):  EXHIBITS


CLASS A SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 3/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class A Shares will consist of sales and shareholder servicing by financial intermediaries in consideration of the payment of a portion of the applicable sales load ("dealer reallowance")and a shareholder service fee. When indicated on the Schedule to this Exhibit, the principal underwriter and financial intermediaries may also receive payments for distribution and/or administrative services under a 12b-1 Plan. In connection with this basic arrangement, Class A Shares will bear the following fees and expenses:

Fe
es
an
d
Ex
pe
ns
es
M
a
x
i
m
u
m

A
m
o
u
n
t
A
ll
o
c
a
t
e
d
C
l
a
s
s
A

S
h
a
r
e
s
Sal
es
Lo
ad
U
p
t
o
5
..
5
%

o
f
t
h
e
p
u
b
li
c
o
f
f
e
ri
n
g
p
ri
c
e
Co
nti
ng
ent
De
fer
re
d
Sal
es
Ch
ar
ge
("
C
DS
C"
)
0
..
0
0
%
Sh
ar
eh
old
er
Se
rvi
ce
Fe
e
U
p
t
o
2
5
b
a
s
i
s
p
o
i
n
t
s
(
0
..
2
5
%
)
o
f
t
h
e
a
v
e
r
a
g
e
d
a
il
y
n
e
t
a
s
s
e
t
v
a
l
u
e
12
b-
1
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Re
de
m
pti
on
Fe
e
A
s
s
e
t
f
o
rt
h
i
n
t
h
e
a
tt
a
c
h
e
d
S
c
h
e
d
u
l
e
Ot
he
r
Ex
pe
ns
es
It
e
m
i
z
e
d
e
x
p
e
n
s
e
s
i
n
c
u
r
r
e
d
b
y
t
h
e
F
u
n
d
w
it
h
r
e
s
p
e
c
t
t
o
h
o
l
d
e
r
s
o
f
C
l
a
s
s
A

S
h
a
r
e
s
a
s
d
e
s
c
ri
b
e
d
i
n
S
e
c
ti
o
n
3
o
f
t
h
e
P
l
a
n

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class A Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class A Shares
that are not subject to a
contingent deferred sales
charge ("CDSC") based
upon the redemption of a
"Large Ticket" purchase
made within 24 months may
be converted to any other
Share Class within the same
Fund, provided that
shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class A Shares may be
exchanged for Class A
Shares of any other Fund

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales loads and contingent deferred sales charges are as follows:

(A)	BASIC SALES LOAD SCHEDULE

The basic schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

L
o
a
d

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
4.	L
e
s
s

t
h
a
n

$
5
0
,
0
0
0
5.	5
..
5
0
%
$
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
0
0
,
0
0
0
4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(B)	FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
6.	L
e
s
s

t
h
a
n

$
1
0
0
,
0
0
0

7.	4
..
5
0
%
$
1
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
2
5
0
,
0
0
0
3
..
7
5
%
$
2
5
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
5
0
0
,
0
0
0
2
..
5
0
%
$
5
0
0
,
0
0
0
b
u
t
l
e
s
s
t
h
a
n
$
1
m
i
l
l
i
o
n
2
..
0
0
%
$
1
m
i
l
l
i
o
n
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(C)	MODIFIED FIXED INCOME SALES LOAD SCHEDULE

The schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
8.	L
e
s
s

t
h
a
n

$
2
5
0
,
0
0
0
9.	1
..
0
0
%
$
2
5
0
,
0
0
0
o
r
g
r
e
a
t
e
r
0
..
0
0
%

(D)	MONEY MARKET LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e

A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f
P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e


A
l
l
p
u
r
c
h
a
s
e
s
0
..
0
0
%

(E)	ULTRASHORT BOND LOAD SCHEDULE

The Schedule of sales loads for Class A Shares of Funds so designated on the Schedule to this Exhibit is as follows:

P
u
r
c
h
a
s
e
A
m
o
u
n
t
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

P
u
b
l
i
c

O
f
f
e
r
i
n
g

P
r
i
c
e
10.	L
e
s
s

t
h
a
n

$
5
0
,
0
0
0
11.	2
..
0
0
%
12.	$
5
0
,
0
0
0

b
u
t

l
e
s
s

t
h
a
n

$
1
0
0
,
0
0
0
13.	1
..
7
5
%
14.	$
1
0
0
,
0
0
0

b
u
t

l
e
s
s

t
h
a
n

$
2
5
0
,
0
0
0
15.	1
..
5
0
%
16.	$
2
5
0
,
0
0
0

+
17.	0
..
0
0
%
18.
(F)	"LARGE TICKET" PURCHASES

Unless otherwise indicated on the Schedule to this Exhibit, a financial intermediary that places an order to purchase $1,000,000 or more of Class A Shares shall receive from the principal underwriter an advance commission equal to 75 basis points (0.75%) of the public offering price. In such event, notwithstanding anything to the contrary in the Plan or this Exhibit, such Class A Shares shall be subject to a contingent deferred sales charge upon redemption within 24 months of purchase equal to 75 basis points (0.75%) of the lesser of (x) the purchase price of the Class A Shares or (y) the redemption price of the Class A Shares. Any contingent deferred sales charge received upon redemption of Class A
Shares shall be paid to the principal underwriter in consideration of the advance commission.

(G)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in
Class A, Class B, Class C, Class F, and Class
R Shares, made or held by (or on behalf of)
the investor, the investor's spouse, and the
investor's children under age 21 (regardless
of whether the purchases or investments are
made or held directly or through an
investment professional or through a single-
participant retirement account); provided that
such purchases and investments can be linked
using tax identification numbers (TINs),
social security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class A Shares within a thirteen month period.

	(H)	WAIVER OF SALES LOAD

	Continent upon notification to the Fund's Transfer Agent, no sales load shall be assessed on purchases of Class A Shares made:

*
	within 120 days of redeeming shares of an
equal or greater amount;
*
	through a program offered by a Financial
Intermediary that provides for the purchase of
Shares without imposition of a sales charge (for
example, a wrap account, self-directed
brokerage account, retirement or other fee-
based program offered by the Financial
Intermediary) and where the Financial
Intermediary has agreed with the principal
underwriter not to receive a dealer reallowance
on purchases under such program;
*
	with reinvested dividends or capital gains;
*
	or Class A Shares, issued in connection with
the merger, consolidation, or acquisition of the
assets of another fund.  Further, no sales load
shall be assessed on purchases of Shares made
by a shareholder that originally became a
shareholder of a Federated Fund pursuant to the
terms of an agreement and plan of
reorganization which permits shareholders to
acquire Shares at NAV provided that such
Shares are held directly with the Fund's transfer
agent.  If the Shares are held through a financial
intermediary the sales charge waiver will not
apply;
*
	by Federated Life Members (Federated
shareholders who originally were issued shares
through the "Liberty Account", which was an
account for the Liberty Family of Funds on
February 28, 1987, or who invested through an
affinity group prior to August 1, 1987, into the
Liberty Account);
*
	by Directors, Trustees, employees, former
employees and sales representatives of the
Fund, the Adviser, the principal underwriter
and their affiliates, employees of any
investment professional that sells Shares
according to a sales agreement with the
principal underwriter, by the immediate family
members of the above persons, and by trusts,
pensions or profit-sharing plans for the above
persons; and
*
	pursuant to the exchange privilege.




 (I)	WAIVER OF CONTINGENT DEFFERED
SALES CHARGE ON LARGE-TICKET PURCHASES

Contingent upon notification to the Fund's principal underwriter or transfer agent, the 75 basis point (0.75%)
CDSC applicable in connection with the "large-ticket" purchase program described above, will not be imposed on redemptions:

*
	following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
	of Shares that were reinvested within 120 days
of a previous redemption;
*
	of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
	of Shares originally purchased through a
program offered by a Financial Intermediary
that provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an
advanced commission on purchases under such
program;
*
	of Shares purchased with reinvested dividends
or capital gains;
*
	imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements; and
*
	of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.


(J)	SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following front-end sales charge waivers and shareholders redeeming Fund shares through a Merrill Lynch platform or account (regardless of purchase date) will be eligible only for the following contingent deferred, or back-end, sales charge ("CDSC") waivers and discounts, which may differ from those listed in Sections H and I above.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred
compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill
Lynch's platform
Shares of funds purchased through the Merrill Edge
Self-Directed platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill
Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)


CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.
Front-end load Discounts Available at Merrill
Lynch:
Breakpoints, Rights of Accumulation & Letters of
Intent

Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time





4.	SPECIAL OFFER PROGRAM

[NOTE: The 30 month CDSC period connected with of this program expired in September of 2002]
During the Special Offer Program which took place in March, 2000, the sales load was waived on purchases of Class A Shares of Federated Aggressive Growth Fund, Federated Communications Technology Fund, Federated Large Cap
Growth Fund, and Federated International Small Company
Fund (the "Special Offer Funds"). Instead, the principal underwriter paid an advance commission of 2.00% of the offering price of the Special Offer Funds to intermediaries participating in the Special Offer Program. Class A Shares purchased through this Special Offer were subject to a CDSC of 2.00% on redemptions which occurred within 30 months after the purchase, which amount was to be paid to the principal underwriter in consideration for advancing the commission to intermediaries. Class A Shares of the Special Offer Funds purchased during the Special Offer Program could be exchanged with Class A Shares of other Special Offer Funds with no imposition of a sales load or CDSC fee. Class A Shares of the Special Offer Funds purchased during the Special Offer Program which were exchanged for Class A Shares of other Funds during the 30 month CDSC period incurred the CDSC fee upon redemption. However, no sales load was charged for such an exchange.

5.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class A Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to (i) non-participant directed redemptions or exchanges involving Class A Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class A Shares held in plans administered as college savings programs under Section 529 of the Code; and (iii) Class A Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING CLASS A SHARES

The Funds set forth on this Schedule each offer Class A
Shares on the terms set forth in the Class A Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The
12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

1.	CLASS A SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE

M
ult
ipl
e
Cl
ass
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
de
rat
ed
Eq
uit
y
Fu
nd
s


Fe
der
ate
d
Ab
sol
ute
Ret
urn
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Sm
all
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Cl
ov
er
Va
lue
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Em
erg
ing
Ma
rke
ts
Eq
uit
y
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Gl
ob
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
er
Co
nti
ne
nta
l
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Lar
ge
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
Ka
uf
ma
nn
Sm
all
Ca
p
Fu
nd
0
..
2
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Mi
d-
Ca
p
Gr
ow
th
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Ma
na
ge
d
Ris
k
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Ma
na
ge
d
Vo
lati
lity
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Str
ate
gic
Va
lue
Di
vid
en
d
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Eq
uit
y
Inc
om
e
Fu
nd,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Gl
ob
al
All
oc
ati
on
Fu
nd
N
o
n
e
N
o
n
e



Fe
de
rat
ed
Hi
gh
Yi
eld
Tr
ust


Fe
der
ate
d
Eq
uit
y
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
Inc
om
e
Se
cu
riti
es
Tr
ust


Fe
der
ate
d
Ca
pit
al
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e
Fe
der
ate
d
Mu
ni
an
d
Sto
ck
Ad
va
nta
ge
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Pru
de
nt
Do
llar
Be
ar
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Re
al
Ret
urn
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Se
rie
s


Fe
der
ate
d
M
DT
All
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Bal
anc
ed
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Lar
ge
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Co
re
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
M
DT
Sm
all
Ca
p
Gr
ow
th
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
de
rat
ed
M
DT
Sto
ck
Tr
ust
0
..
0
5
%

(
d
o
r
m
a
n
t
)
N
o
n
e



Fe
de
rat
ed
W
orl
d
In
ves
tm
ent
Se
rie
s,
Inc
..


Fe
der
ate
d
Int
ern
ati
on
al
Le
ade
rs
Fu
nd
0
..
0
5
%
N
o
n
e
Fe
der
ate
d
Int
ern
ati
on
al
Sm
all-
Mi
d
Co
mp
an
y
Fu
nd
0
..
2
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




2.  CLASS A SHARES SUBJECT TO THE FIXED
INCOME LOAD SCHEDULE

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Str
ate
gic
Inc
om
e
Fu
nd
N
o
n
e
N
o
n
e



Fe
der
ate
d
Go
ver
nm
ent
Inc
om
e
Sec
uri
ties
,
Inc
..
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Hi
gh
Inc
om
e
Bo
nd
Fu
nd,
Inc
..
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Hi
gh
Yie
ld
Tr
ust


Fed
erat
ed
Hig
h
Yie
ld
Tru
st
0
..
0
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Fu
nd
for
U.
S.
Go
ver
nm
ent
Sec
urit
ies
N
o
n
e
N
o
n
e



Fe
der
ate
d
Int
ern
ati
on
al
Ser
ies,
Inc
..


Fed
erat
ed
Glo
bal
Tot
al
Ret
urn
Bo
nd
fun
d
(for
me
rly
Fed
erat
ed
Int
ern
atio
nal
Bo
nd
Fu
nd)
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inv
est
me
nt
Ser
ies
Fu
nds
,
Inc
..


Fed
erat
ed
Bo
nd
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Fu
nd,
Inc
..
N
o
n
e
N
o
n
e



Fe
der
ate
d
Mu
nic
ipa
l
Sec
uri
ties
Inc
om
e
Tr
ust


Fed
erat
ed
Mu
nici
pal
Hig
h
Yie
ld
Ad
van
tag
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ne
w
Yo
rk
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Ohi
o
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e
Fed
erat
ed
Pen
nsy
lva
nia
Mu
nici
pal
Inc
om
e
Fu
nd
0
..
0
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Wo
rld
Inv
est
me
nt
Ser
ies,
Inc
..


Fed
erat
ed
Em
erg
ing
Ma
rke
t
De
bt
Fu
nd
N
o
n
e
N
o
n
e

3.  Class A Shares Subject to the MODIFIED FIXED
INCOME Sales Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Sh
ort-
Ter
m
Inc
om
e
Fu
nd
0
..
5
0
%
N
o
n
e




Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Sh
ort-
Int
er
me
diat
e
Tot
al
Ret
urn
Bo
nd
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Sh
ort
-
Int
er
me
dia
te
Du
rat
ion
Mu
nic
ipa
l
Tr
ust
0
..
2
5
%
N
o
n
e




19.	Class A Shares Subject to the Money Market Load
Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Mo
ney
Ma
rke
t
Ob
lig
ati
ons
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Res
erv
es
Fu
nd
0
..
4
5
%
N
o
n
e

20.	Class A Shares Subject to the Ultrashort Bond
Load Schedule

Mu
ltip
le
Cla
ss
Co
mp
an
y
Ser
ies
1
2
b
-
1
F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Fe
der
ate
d
Fix
ed
Inc
om
e
Sec
uri
ties
,
Inc
..


Fed
erat
ed
Mu
nici
pal
Ult
ras
hor
t
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Inc
om
e
Sec
uri
ties
Tr
ust


Fed
erat
ed
Flo
atin
g
Rat
e
Str
ate
gic
Inc
om
e
Fu
nd
0
..
1
0
%
N
o
n
e



Fe
der
ate
d
Ins
titu
tio
nal
Tr
ust


Fed
erat
ed
Go
ver
nm
ent
Ult
ras
hor
t
Du
rati
on
Fu
nd
0
..
2
5
%
N
o
n
e



Fe
der
ate
d
Tot
al
Ret
ur
n
Ser
ies,
Inc
..


Fed
erat
ed
Ult
ras
hor
t
Bo
nd
Fu
nd
0
..
3
0
%
N
o
n
e

6.	Class A Shares Not Participating in the Large
Ticket Purchase Program

Multi
ple
Class
Com
pany
S
e
r
i
e
s
Feder
ated
Fixed
Inco
me
Secur
ities,
Inc.
F
e
d
e
r
a
t
e
d

M
u
n
i
c
i
p
a
l

U
l
t
r
a
s
h
o
r
t

F
u
n
d
Feder
ated
Inco
me
Secur
ities
Trust
F
e
d
e
r
a
t
e
d

S
h
o
r
t
-
T
e
r
m

I
n
c
o
m
e

F
u
n
d

F
e
d
e
r
a
t
e
d

F
l
o
a
t
i
n
g

R
a
t
e

S
t
r
a
t
e
g
i
c

I
n
c
o
m
e

F
u
n
d
Feder
ated
Instit
ution
al
Trust
F
e
d
e
r
a
t
e
d

G
o
v
e
r
n
m
e
n
t

U
l
t
r
a
s
h
o
r
t

D
u
r
a
t
i
o
n

F
u
n
d
Feder
ated
Short
-
Inter
medi
ate
Durat
ion
Muni
cipal
Trust

Feder
ated
Total
Retur
n
Series
, Inc.
F
e
d
e
r
a
t
e
d

U
l
t
r
a
s
h
o
r
t

B
o
n
d

F
u
n
d



SUB-ITEM 77 Q (1):  EXHIBITS

CLASS B SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(Revised 3/1/17)

1.	Separate Arrangement And Expense Allocation
For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class B Shares will consist of sales by financial intermediaries in consideration of the payment of an advance commission paid by the principal underwriter.
Financial intermediaries may perform shareholder services and receive a shareholder service fee for their services. In consideration of advancing commissions and/or the provision of shareholder services, the principal underwriter may receive the contingent deferred sales charges paid upon redemption of Class B
Shares, and/or shareholder service fees and/or fees under a 12b-1 plan. In connection with this basic arrangement, Class B Shares will bear the following fees and expenses:
F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class B Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
Up to 5.5% of the share price at
the time of purchase or
redemption, whichever is lower
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points (0.25%)
of the average daily net asset
value
1
2
b
-
1

F
e
e
Up to 75 basis points (0.75%)
of the average daily net asset
value
R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses incurred by
the Fund with respect to holders
of Class B Shares as described in
Section 3 of the Plan

2.	Conversion and Exchange Privileges
For purposes of Rule 18f-3, Class B Shares have the following conversion rights and exchange privileges at the election of the shareholder:
C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
After Class B Shares have been held
for eight years from the date of
purchase, they will automatically
convert into Class A Shares.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Class B Shares may be exchanged for
Class B Shares of any other Fund.
In any conversion or exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.



3.	Exceptions to Basic Arrangements
For purposes of Rules 6c-10 and 22d-1 under the Act,
unless otherwise specified on the Schedule to this
Exhibit, the scheduled variations in contingent deferred
sales charges payable upon redemption are as follows:
	(A)	BASIC CDSC SCHEDULE
S
h
a
r
e
s

H
e
l
d

U
p

t
o
:

T
o
:
H
a
v
e

A

C
D
S
C

O
f
:
1

y
e
a
r
5
..
5
0

%
2

y
e
a
r
s
4
..
7
5

%
3

y
e
a
r
s
4
..
0
0

%
4

y
e
a
r
s
3
..
0
0

%
5

y
e
a
r
s
2
..
0
0

%
6

y
e
a
r
s
1
..
0
0

%
7

y
e
a
r
s
0
..
0
0

%
8

y
e
a
r
s
C
o
n
v
e
r
t

t
o

C
l
a
s
s

A

S
h
a
r
e
s

	(B)	WAIVER OF CDSC
Contingent upon notification to the Fund's principal
underwriter or transfer agent, no CDSC will be imposed
on redemptions:
*
following the death of the last surviving
shareholder or post-purchase disability, as defined
in Section 72(m)(7) of the Internal Revenue Code
of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the
death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within 120 days of a
previous redemption;
*
of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates, employees
of any investment professional that sells Shares
according to a sales agreement with the principal
underwriter, by the immediate family members of
the above persons, and by trusts, pension or profit-
sharing plans for the above persons;
*
of Shares originally purchased through a program
offered by a Financial Intermediary that provides
for the purchase of Shares without imposition of a
sales charge (for example, a wrap account, self-
directed brokerage account, retirement, or other
fee-based program offered by the Financial
Intermediary) and where the Financial Intermediary
has agreed with the principal underwriter not to
receive an advanced commission on purchases
under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account for
not meeting the minimum balance requirements;
and
*
of Shares which were purchased pursuant to an exchange privilege if the Shares were held for the applicable CDSC holding period.




	(C) SYSTEMATIC WITHDRAWAL
PROGRAM
Contingent upon notification to the principal underwriter or the Fund's transfer agent, no CDSC will be imposed on redemptions that are qualifying redemptions of Class B Shares under a Systematic
Withdrawal Program as described in the applicable prospectus and statement of additional information.
 (B)  SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge
("CDSC") waivers and discounts, which may differ from those disclosed in Section B above.

CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the
transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are
converted to a lower cost share class due to transfer
to a fee based account or platform (applicable to A
and C shares only).  CDSC applicable to shares
converted for another class of shares through a fee
based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch
will remit the portion of the payment to be made to
the Distributor equal to the number of months
remaining on the CDSC period divided by the total
number of months of the CDSC period.
4.	Redemption Fee
For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class B Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Class B Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class B Shares held in plans administered as college savings programs under Section 529 of the Code;
and (iii) Class B Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS B SHARES

The Funds set forth on this Schedule each offer Class B
Shares on the terms set forth in the Class B Shares
Exhibit to the Multiple Class Plan, in each case as
indicated below.  The 12b-1 fees indicated are the
maximum amounts authorized based on the average
daily net asset value.  Actual amounts accrued may be
less.
CLASS B SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE
Multi
ple
Class
Comp
any
Series
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Feder
ated
Equit
y
Funds
:


Federa
ted
Absol
ute
Return
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Clover
Value
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
InterC
ontine
ntal
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Kaufm
ann
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Kaufm
ann
Small
Cap
Fund
0
..
7
5
%
N
o
n
e
Federa
ted
MDT
Mid-
Cap
Growt
h
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Equit
y
Incom
e
Fund,
Inc.
0
..
7
5
%
N
o
n
e



Feder
ated
Fixed
Incom
e
Securi
ties,
Inc.:


Federa
ted
Strate
gic
Incom
e Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Globa
l
Alloca
tion
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Gover
nment
Incom
e
Securi
ties,
Inc.
0
..
7
5
%
N
o
n
e



Feder
ated
High
Incom
e
Bond
Fund,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Feder
ated
Incom
e
Securi
ties
Trust:


Federa
ted
Capita
l
Incom
e Fund
0
..
7
5
%
N
o
n
e
Federa
ted
Fund
for
U.S.
Gover
nment
Securi
ties
0
..
7
5
%
N
o
n
e
Federa
ted
Muni
and
Stock
Advan
tage
Fund
0
..
7
5
%
N
o
n
e



Feder
ated
Intern
ationa
l
Series
, Inc.:


Federa
ted
Global
Total
Return
Bond
Fund
(forme
rly
Federa
ted
Intern
ational
Bond
Fund)
0
..
7
5
%
N
o
n
e



Feder
ated
Invest
ment
Series
Funds
, Inc.:


Federa
ted
Bond
Fund
0
..
7
5
%
N
o
n
e






CLASS B SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE (continued)

Multiple
Class
Compan
y
Series
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e



Federate
d MDT
Series:


Federate
d MDT
Large
Cap
Growth
Fund
0
..
7
5
%
N
o
n
e
Federate
d MDT
Small
Cap
Growth
Fund
0
..
7
5
%
N
o
n
e



Federate
d
Municip
al
Securitie
s Fund,
Inc.
0
..
7
5
%
N
o
n
e



Federate
d
Municip
al
Securitie
s
Income
Trust:


Federate
d
Municip
al High
Yield
Advanta
ge Fund
0
..
7
5
%
N
o
n
e
Federate
d New
York
Municip
al
Income
Fund
0
..
7
5
%
N
o
n
e
Federate
d
Pennsylv
ania
Municip
al
Income
Fund
0
..
7
5
%
N
o
n
e



Federate
d Total
Return
Series,
Inc.:


Federate
d Total
Return
Bond
Fund
0
..
7
5
%
N
o
n
e



Federate
d World
Investm
ent
Series,
Inc.:


Federate
d
Emergin
g Market
Debt
Fund
0
..
7
5
%
N
o
n
e
Federate
d
Internati
onal
Small-
Mid
Compan
y Fund
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e
Federate
d
Internati
onal
Leaders
Fund
0
..
7
5
%
N
o
n
e



Money
Market
Obligati
ons
Trust:


Federate
d
Governm
ent
Reserves
Fund
0
..
7
5
%
N
o
n
e



SUB-ITEM 77 Q (1):  EXHIBITS

CLASS C SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 6/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class C Shares will consist of sales by financial intermediaries in consideration of an advance commission of up to 1.00% of the public offering price, paid by the principal underwriter. Financial intermediaries may also provide shareholder services and may receive shareholder services fees therefor.
Additionally, the principal underwriter and financial intermediaries may receive distribution and/or administrative service fees under the 12b-1 Plan. In cases where the principal underwriter has advanced a commission to the financial intermediary, such 12b-1 fees will be paid to the financial intermediary beginning in the thirteenth month after purchase. In consideration of advancing commissions, the principal underwriter will receive the contingent deferred sales charges paid upon redemption of Class C Shares and payments made under the 12b-1 Plan for twelve months following the purchase. In connection with this basic arrangement, Class C Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class C
Shares
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
1.00% of the share price
at the time of purchase or
redemption, whichever is
lower if redeemed within
twelve months following
purchase


S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value


1
2
b
-
1

F
e
e
As set forth in the
attached Schedule


R
e
d
e
m
p
t
i
o
n

F
e
e
As set forth in the
attached Schedule


O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class C Shares as
described in Section 3 of
the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class C Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class C
Shares that are not subject
to a contingent deferred
sales charge ("CDSC")
may be converted to any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable. For Class C
Shares purchased through
a financial intermediary
after (DATE), such shares
may only be converted to
another Share Class of the
same Fund if: (i) the Class
C Shares are no longer
subject to a CDSC or the
financial intermediary
agrees to reimburse the
Fund's distributor the
CDSC otherwise payable
upon the sale of such Class
C Shares; (ii) the
shareholder meets the
investment minimum and
eligibility requirements for
the Share Class into which
the conversion is sought,
as applicable; and (iii) (A)
the conversion is made to
facilitate the shareholder's
participation in a self-
directed brokerage account
for a fee-based advisory
program offered by the
intermediary, or (B) the
conversion is part of a
multiple-client transaction
through a particular
financial intermediary as
pre-approved by the
Fund's Administrator.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class C Shares may be
exchanged for Class C
Shares of any other Fund.
In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	EXCEPTIONS TO BASIC
ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations contingent deferred sales charges are as follows:

   (A)	 WAIVER OF CDSC

*
following the death of the last
surviving shareholder or post-
purchase disability, as defined in
Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust
following the death of the
trustor/grantor or beneficiary,
provided that the trust document
specifically states that the trust is
terminated upon the death
*
	representing minimum required
distributions ("RMD") from an
Individual Retirement Account or
other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within
120 days of a previous redemption;
*
of Shares held by the Directors,
Trustees, employees, former
employees and sales representatives
of the Fund, the Adviser, the principal
underwriter and their affiliates,
employees of any investment
professional that sells Shares
according to a sales agreement with
the principal underwriter, by the
immediate family members of the
above persons, and by trusts, pension
or profit-sharing plans for the above
persons;
*
of Shares originally purchased
through a program offered by a
Financial Intermediary that provides
for the purchase of Shares without
imposition of a sales charge (for
example, a wrap account, self-
directed brokerage account,
retirement, or other fee-based
program offered by the Financial
Intermediary) and where the
Financial Intermediary has agreed
with the principal underwriter not to
receive an advanced commission on
purchases under such program;
*
of Shares purchased with reinvested
dividends or capital gains;
*
imposed by the Fund when it closes
an account for not meeting the
minimum balance requirements; and
*
of Shares which were purchased
pursuant to an exchange privilege if
the Shares were held for the
applicable CDSC holding period.

(B)  SALES CHARGE WAIVERS FOR
SHAREHOLDERS PURCHASING
THROUGH CERTAIN FINANCIAL
INTERMEDIARIES

Effective April 10, 2017, shareholders purchasing
Fund shares through a Merrill Lynch platform or account will be eligible only for the following contingent deferred, or back-end, sales charge
("CDSC") waivers and discounts, which may differ from those disclosed in Section A above.

CDSC Waivers on A, B and C Shares available at
Merrill Lynch

Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 701/2

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are converted to a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only). CDSC applicable to shares converted for another class of shares through a fee based individual retirement account on the Merrill
Lynch platform will be waived and Merrill Lynch will remit the portion of the payment to be made to the Distributor equal to the number of months remaining on the CDSC period divided by the total number of months of the CDSC period.


4.	REDEMPTION FEE

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Class C Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.
A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Class C Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section 493(b)(7) of the Code, or deferred compensation plans established under
Section 457 of the Code; (ii) redemptions or exchanges involving Class C Shares held in plans administered as college savings programs under Section 529 of the Code;
and (iii) Class C Shares redeemed due to the death of the last surviving shareholder on the account.



SCHEDULE OF FUNDS
OFFERING CLASS C SHARES

The Funds set forth on this Schedule each offer Class C
Shares on the terms set forth in the Class C Shares
Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Equ
ity
Fun
ds:


Fede
rate
d
Abs
olut
e
Retu
rn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Sma
ll
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Clov
er
Valu
e
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Eme
rgin
g
Mar
kets
Equi
ty
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Glo
bal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
Cont
inen
tal
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Larg
e
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Kau
fma
nn
Sma
ll
Cap
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Mid
-Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Man
aged
Vola
tility
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Bear
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Strat
egic
Valu
e
Divi
dend
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Equ
ity
Inco
me
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Fixe
d
Inco
me
Sec
uriti
es,
Inc.
:


Fede
rate
d
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Glo
bal
Allo
cati
on
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Gov
ern
men
t
Inco
me
Sec
uriti
es,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Hig
h
Inco
me
Bon
d
Fun
d,
Inc.
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Hig
h
Yiel
d
Tru
st
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Fed
erat
ed
Inco
me
Sec
uriti
es
Tru
st:


Fede
rate
d
Capi
tal
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Floa
ting
Rate
Strat
egic
Inco
me
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Fun
d for
U.S.
Gov
ern
men
t
Secu
ritie
s
0
..
7
5
%
N
o
n
e
Fede
rate
d
Mun
i
and
Stoc
k
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Prud
ent
Doll
arBe
ar
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Real
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e





CLASS C SHARES SUBJECT TO THE BASIC
LOAD SCHEDULE (continued)
Mul
tiple
Clas
s
Co
mpa
ny
Seri
es
1
2
b
-
1

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Fed
erat
ed
Inde
x
Tru
st


Fede
rate
d
Max
-Cap
Inde
x
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inte
rnat
iona
l
Seri
es,
Inc.
:


Fede
rate
d
Glo
bal
Tota
l
Retu
rn
Bon
d
Fun
d
(for
merl
y
Fede
rate
d
Inter
nati
onal
Bon
d
Fun
d)
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Inve
stm
ent
Seri
es
Fun
ds,
Inc.
:


Fede
rate
d
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
MD
T
Seri
es:


Fede
rate
d
MD
T
All
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Bala
nced
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Larg
e
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Core
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
MD
T
Sma
ll
Cap
Gro
wth
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Fun
d,
Inc.
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Mu
nici
pal
Sec
uriti
es
Inco
me
Tru
st:


Fede
rate
d
Mun
icipa
l
Hig
h
Yiel
d
Adv
anta
ge
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Tot
al
Ret
urn
Seri
es,
Inc.
:


Fede
rate
d
Tota
l
Retu
rn
Bon
d
Fun
d
0
..
7
5
%
N
o
n
e



Fed
erat
ed
Wor
ld
Inve
stm
ent
Seri
es,
Inc.
:


Fede
rate
d
Eme
rgin
g
Mar
ket
Debt
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Lea
ders
Fun
d
0
..
7
5
%
N
o
n
e
Fede
rate
d
Inter
nati
onal
Sma
ll-
Mid
Com
pany
Fun
d
0
..
7
5
%
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

3
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e



Mo
ney
Mar
ket
Obli
gati
ons
Tru
st:


Fede
rate
d
Gov
ern
men
t
Rese
rves
Fun
d
0
..
7
5
%
N
o
n
e





SUB-ITEM 77 Q (1):  EXHIBITS

CLASS F SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 6/1/17)

1.	SEPARATE ARRANGEMENT AND EXPENSE
ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement for the Class F Shares will consist of sales by financial intermediaries in consideration of the payment of the sales load ("dealer reallowance"). Financial intermediaries may also provide shareholder services and may receive shareholder service fees therefor. Additionally, the principal underwriter may pay up to 100 basis points (1.00%) of the public offering price to financial intermediaries as an advance commission on sales.
In consideration of advancing this payment, the principal underwriter will receive any contingent deferred sales charges paid upon redemption of Class F Shares and distribution service fees under the 12b-1 Plan on an ongoing basis. In connection with this basic arrangement Class F Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated Class F
Shares
S
a
l
e
s

L
o
a
d
Up to 100 basis points
(1.00%) of the public
offering price
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
Up to 100 basis points
(1.00%) of the share
price at the time of
original purchase or
redemption, whichever
is lower
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
Up to 25 basis points
(0.25%) of the average
daily net asset value
1
2
b
-
1

F
e
e
As set forth in the
attached Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund
with respect to holders
of Class F Shares as
described in Section 3
of the Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class F Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Class F
Shares that are not
subject to a contingent
deferred sales charge
("CDSC") may be
converted into any other
Share Class of the same
Fund, provided that the
shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class F Shares may be
exchanged for Class F
Shares of any other
Fund.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered.
Exchanges to any other Class shall be treated as a redemption and purchase.

3.	EXCEPTIONS TO BASIC ARRANGEMENTS

For purposes of Rules 22d-1 and 6c-10 under the Act, unless otherwise specified on the Schedule to this Exhibit, the scheduled variations in sales load and contingent deferred sales charges are as follows:

	(A)	BASIC SALES LOAD SCHEDULE *


P
u
r
c
h
a
s
e

A
m
o
u
n
t
:
S
a
l
e
s

C
h
a
r
g
e

a
s

P
e
r
c
e
n
t
a
g
e

o
f

O
f
f
e
r
i
n
g

P
r
i
c
e
S
a
l
e
s

C
h
a
r
g
e

a
s

a

P
e
r
c
e
n
t
a
g
e

o
f

N
A
V
L
e
s
s

t
h
a
n

$
1

m
i
l
l
i
o
n
1
..
0
0
%
1
..
0
1
%
$
1

m
i
l
l
i
o
n

o
r

g
r
e
a
t
e
r
0
..
0
0
%
0
..
0
0
%
	(B)	CDSC SCHEDULE
Unless otherwise indicated below, the Schedule of Contingent Deferred Sales Charges for each Fund is as follows:


P
u
r
c
h
a
s
e

A
m
o
u
n
t
:

S
h
a
r
e
s

H
e
l
d
:
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e
:

U
n
d
e
r

$
2

m
i
l
l
i
o
n
4

y
e
a
r
s

o
r

l
e
s
s

1
..
0
0
%
$
2

m
i
l
l
i
o
n

b
u
t

l
e
s
s

t
h
a
n

$
5

m
i
l
l
i
o
n
2

y
e
a
r
s

o
r

l
e
s
s
0
..
5
0
%
$

5

m
i
l
l
i
o
n

o
r

g
r
e
a
t
e
r

1

y
e
a
r

o
r

l
e
s
s
0
..
2
5
%

(C)	REDUCING OR ELIMINATING THE SALES
LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, in applying the exceptions set forth in this Section 3, the purchase amount shall take into account:

*
Discounts achieved by combining concurrent
purchases of and/or current investment in Class
A, Class B, Class C, Class F, and Class R
Shares, made or held by (or on behalf of) the
investor, the investor's spouse, and the
investor's children under age 21 (regardless of
whether the purchases or investments are made
or held directly or through an investment
professional or through a single-participant
retirement account); provided that such
purchases and investments can be linked using
tax identification numbers (TINs), social
security numbers (SSNs), or Broker
Identification Numbers (BINs); and
*
Letters of intent to purchase a certain amount of Class F Shares within a thirteen month period.

 (D)	WAIVER OF SALES LOAD

Contingent upon notification to the Fund's principal underwriter or transfer agent, no sales load will be assessed on purchases of Class F Shares made:

*
within 120 days of redeeming Shares of an equal
or greater amount;
*
through a financial intermediary that did not receive a dealer reallowance on the purchase;

by shareholders who originally became
shareholders of a Fund pursuant to the terms of
an agreement and plan of reorganization which
permits the shareholders to acquire shares at net
asset value.  However, if the shareholder closes
their account with the transfer agent, or if the
shareholder transfers their account to another
financial intermediary, the shareholder may no
longer receive a sales charge waiver;
*
with reinvested dividends or capital gains;
*
by Directors, Trustees, employees, former
employees and sales representatives of the Fund,
the Adviser, the principal underwriter and their
affiliates, employees of any investment
professional that sells shares according to a sales
agreement with the principal underwriter, by the
immediate family members of the above persons,
and by trusts, pension or profit-sharing plans for
the above persons; and
*
pursuant to the exchange privilege.




	(E)	WAIVER OF CDSC

	Contingent upon notification to the Fund's principal underwriter or transfer agent, no CDSC will be imposed on redemptions:

*
following the death of the last surviving
shareholder or post-purchase disability, as
defined in Section 72(m)(7) of the Internal
Revenue Code of 1986;
*
	due to the termination of a trust following the
death of the trustor/grantor or beneficiary,
provided that the trust document specifically
states that the trust is terminated upon the death
*
	representing minimum required distributions
("RMD") from an Individual Retirement
Account or other retirement plan as required
under the Internal Revenue Code;
*
of Shares that were reinvested within 120 days
of a previous redemption of an equal or lesser
amount;
*
of Shares held by the Directors, Trustees,
employees, former employees and sales
representatives of the Fund, the Adviser, the
principal underwriter and their affiliates,
employees of any investment professional that
sells Shares according to a sales agreement with
the principal underwriter, by the immediate
family members of the above persons, and by
trusts, pension or profit-sharing plans for the
above persons;
*
of Shares originally purchased through a
program offered by a Financial Intermediary that
provides for the purchase of Shares without
imposition of a sales charge (for example, a
wrap account, self-directed brokerage account,
retirement, or other fee-based program offered
by the Financial Intermediary) and where the
Financial Intermediary has agreed with the
principal underwriter not to receive an advanced
commission on purchases under such program;
*
of Shares purchased with reinvested dividends or
capital gains;
*
imposed by the Fund when it closes an account
for not meeting the minimum balance
requirements;
*
of Shares which were purchased pursuant to an
exchange privilege if the Shares were held for
the applicable CDSC holding period; and
*
representing a total or partial distribution from a qualified plan, which would not include account transfer, rollovers, or redemptions for the purpose of reinvestment. For these purposes, qualified plans would not include an Individual
Retirement Account, Keogh Plan or custodial account following retirement.




SCHEDULE OF FUNDS
OFFERING CLASS F SHARES

The Funds set forth on this Schedule each offer Class F Shares on the terms set forth in the Class F Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

CLASS F SHARES SUBJECT TO THE BASIC LOAD
SCHEDULE

Multiple Class Company
  Series
1
2
b
-
1

F
e
e


Federated Equity Income
Fund, Inc.
0
..
2
5
%


Federated Fixed Income
Securities, Inc.:
Federated Strategic Income
Fund

0
..
0
5
%


Federated Government
Income Securities, Inc.
N
o
n
e


Federated Income
Securities Trust:
Federated Capital Income
Fund
Federated Muni and Stock
Advantage Fund

0
..
0
5
%
N
o
n
e


Federated Investment
Series Funds, Inc.:
Federated Bond Fund

N
o
n
e


Federated Municipal
Securities Fund, Inc.
N
o
n
e


Federated Municipal
Securities Income Trust:
Federated Municipal High
Yield Advantage Fund
Federated Ohio Municipal
Income Fund

0
..
0
5
%
0
..
4
0
%


Money Market Obligations
Trust:
Federated Government
Reserves Fund

0
..
4
5
%




SUB-ITEM 77 Q (1):  EXHIBITS

INSTITUTIONAL/WEALTH SHARES
EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED 1/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Institutional and Wealth Shares will consist of

(
i
)
with respect to money market funds, sales and shareholder servicing by financial intermediaries; and


(
i
i
)
with respect to fluctuating NAV funds,
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors");

*
An investor participating in a wrap
program or other fee-based program
sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform sponsored
by a financial intermediary where
Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
A Federated Fund;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
An investor (including a natural
person) who owned Shares as of
December 31, 2008;
*
Without regard to the initial
investment minimum, an investor
who acquired Institutional and/or
Wealth Shares pursuant to the terms
of an agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
Without regard to the initial
investment minimum, in connection
with an acquisition of an investment
management or advisory business, or
related investment services, products
or assets, by Federated or its
investment advisory subsidiaries, an
investor (including a natural person)
who (1) becomes a client of an
investment advisory subsidiary of
Federated or (2) is a shareholder or
interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of a
fund reorganization transaction
pursuant to an agreement and plan of
reorganization.



The principal underwriter and financial intermediaries may receive payments for distribution and/or administrative services under a Rule 12b-1 Plan and financial intermediaries may also receive shareholder service fees for services provided. In connection with this basic arrangement, Institutional and Wealth Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum
Amount
Allocated
Institutional and
Wealth Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)

None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
As set forth in the
attached
Schedule
1
2
b
-
1

F
e
e
As set forth in the
attached
Schedule
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the
Fund with respect
to holders of
Institutional and/or
Wealth Shares as
described in
Section 3 of the
Plan

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Institutional and Wealth
Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of
the shareholder,
Shares may be
converted into any
other Share Class
of the same Fund,
provided that the
shareholder meets
the eligibility
requirements for
the Share Class
into which the
conversion is
sought, as
applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
:
Institutional and/or
Wealth Shares may
be exchanged into
any Federated fund
or share class that
does not have a
stated sales charge
or contingent
deferred sales
charge, except
Shares of
Federated
Institutional Prime
60 Day Fund,
Federated
Institutional
Money Market
Management,
Federated
Institutional Prime
Obligations Fund,
Federated
Institutional Tax-
Free Cash Trust,
Federated
Institutional Prime
Value Obligations
Fund, Class A
Shares of
Federated
Government
Reserves Fund and
Class R Shares of
any Fund, provided
that the
shareholder meets
any shareholder
eligibility and
minimum initial
investment
requirements for
the Shares to be
purchased, (if
applicable), both
accounts have
identical
registrations, and
the shareholder
receives a
prospectus for the
fund in which the
shareholder wishes
to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.

3.	REDEMPTION FEE.

For purposes of Rule 11a-3 under the Act, any redemption fee received upon the redemption or exchange of Institutional and/or Wealth Shares will be applied to fees incurred or amount expended in connection with such redemption or exchange. The balance of any redemption fees shall be paid to the Fund.

A Fund shall waive any redemption fee with respect to
(i) non-participant directed redemptions or exchanges involving Institutional and/or Wealth Shares held in retirement plans established under Section 401(a) or 401(k) of the Internal Revenue Code (the "Code"), custodial plan accounts established under Section
493(b)(7) of the Code, or deferred compensation plans established under Section 457 of the Code; (ii) redemptions or exchanges involving Institutional and/or
Wealth Shares held in plans administered as college savings programs under Section 529 of the Code; and
(iii) Institutional and/or Wealth Shares redeemed due to the death of the last surviving shareholder on the account.


SCHEDULE OF FUNDS
OFFERING INSTITUTIONAL SHARES

The Funds set forth on this Schedule each offer Institutional
Shares on the terms set forth in the Institutional/-Wealth
Shares Exhibit to the Multiple Class Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Federated
Adjustable
Rate
Securities
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Equity
Funds:



Federated
Absolute
Return
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Small
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Clover
Value Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Emerging
Markets
Equity
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Global
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
InterContin
ental Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Large Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Kaufmann
Small Cap
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Mid-
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Risk Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Managed
Volatility
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
Bear Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Value
Dividend
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Equity
Income
Fund, Inc.
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Fixed
Income
Securities,
Inc.:



Federated
Municipal
Ultrashort
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Global
Allocation
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Governme
nt Income
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
High
Income
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
High Yield
Trust



Federated
High Yield
Trust
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Equity
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e







Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
Income
Securities
Trust:



Federated
Capital
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Floating
Rate
Strategic
Income
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Intermediat
e Corporate
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Muni and
Stock
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Prudent
DollarBear
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Real Return
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Short-Term
Income
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Index
Trust:



Federated
Max-Cap
Index Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Mid-Cap
Index Fund
N
o
n
e
N
o
n
e
N
o
n
e








Federated
Institution
al Trust:



Federated
Governmen
t Ultrashort
Duration
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Short-
Intermediat
e Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Internatio
nal Series,
Inc.



Federated
Global
Total
Return
Bond Fund
(formerly
Federated
Internation
al Bond
Fund)
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Investment
Series
Fund, Inc.



Federated
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Series:



Federated
MDT All
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT
Balanced
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Large
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap Core
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
MDT Small
Cap
Growth
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
MDT
Large
Cap
Value
Fund
(formerly
Federated
MDT
Stock
Trust)
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Municipal
Securities
Income
Trust



Federated
Municipal
High Yield
Advantage
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Short-
Intermedia
te
Duration
Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
Total
Return
Governme
nt Bond
Fund
N
o
n
e
N
o
n
e
N
o
n
e




Federated
Total
Return
Series,
Inc.:



Federated
Mortgage
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Total
Return
Bond Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Ultrashort
Bond Fund
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  1-3
Years
N
o
n
e
0
..
2
5
%
N
o
n
e




Federated
U.S.
Governme
nt
Securities
Fund:  2-5
Years
N
o
n
e
0
..
2
5
%
N
o
n
e





Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e
Federated
World
Investment
Series, Inc.



Federated
Emerging
Market
Debt Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Leaders
Fund
N
o
n
e
N
o
n
e
N
o
n
e
Federated
Internationa
l Small-Mid
Company
Fund
N
o
n
e
N
o
n
e
2
%

o
n

s
h
a
r
e
s

r
e
d
e
e
m
e
d

o
r

e
x
c
h
a
n
g
e
d

w
i
t
h
i
n

9
0

d
a
y
s

o
f

p
u
r
c
h
a
s
e




Intermedia
te
Municipal
Trust:



Federated
Intermediat
e Municipal
Trust
N
o
n
e
0
..
2
5
%
N
o
n
e




Money
Market
Obligation
s Trust:



Federated
Governmen
t
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Governmen
t
Obligations
Tax-
Managed
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Money
Market
Manageme
nt
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime 60
Day Fund
N
o
n
e

0
..
2
5
%
N
o
n
e
Federated
Institutional
Prime
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Institutional
Tax-Free
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Treasury
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Trust for
U.S.
Treasury
Obligations
N
o
n
e
N
o
n
e
N
o
n
e
Federated
U.S.
Treasury
Cash
Reserves
N
o
n
e
0
..
2
5
%
N
o
n
e

SCHEDULE OF FUNDS
OFFERING WEALTH SHARES

The Retail Money Market Funds set forth on this Schedule each offer Wealth Shares on the terms set forth in the Institutional/Wealth Shares Exhibit to the Multiple Class
Plan, in each case as indicated below. The 12b-1 fees indicated are the maximum amounts authorized based on the average daily net asset value. Actual amounts accrued may be less.

Multiple
Class
Company
Series
1
2
b
-
1

F
e
e
S
h
a
r
e
h
o
l
d
e
r
S
e
r
v
i
c
e

F
e
e
R
e
d
e
m
p
t
i
o
n

F
e
e




Money
Market
Obligations
Trust:



Federated
California
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Florida
Municipal
Cash Trust
0
..
2
5
%
0
..
2
5
%
N
o
n
e
Federated
Michigan
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Minnesota
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Municipal
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New Jersey
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
New York
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Ohio
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Pennsylvan
ia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Prime Cash
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Tax-Free
Obligations
Fund
N
o
n
e
0
..
2
5
%
N
o
n
e
Federated
Virginia
Municipal
Cash Trust
N
o
n
e
0
..
2
5
%
N
o
n
e

SUB-ITEM 77 Q (1):  EXHIBITS

CLASS R6 SHARES EXHIBIT
TO
MULTIPLE CLASS PLAN
(REVISED AS OF 1/1/17)

1.	SEPARATE ARRANGEMENT AND
EXPENSE ALLOCATION

For purposes of Rule 18f-3 under the Act, the basic distribution and shareholder servicing arrangement of the Class R6 Shares will consist of:

(
i
)
sales and shareholder servicing by
financial intermediaries to the following categories of investors ("Eligible
Investors"):

*
An investor participating in a wrap
program or other fee-based program
sponsored by a financial
intermediary;
*
An investor participating in a no-
load network or platform sponsored
by a financial intermediary where
Federated has entered into an
agreement with the intermediary;
*
A trustee/director, employee or
former employee of the Fund, the
Adviser, the Distributor and their
affiliates; an immediate family
member of these individuals, or a
trust, pension or profit-sharing plan
for these individuals;
*
An employer-sponsored retirement
plan;
*
A trust institution investing on
behalf of its trust customers;
*
An investor, other than a natural
person, purchasing Shares directly
from the Fund;
*
A Federated Fund;
*
An investor (including a natural
person) who acquired R6 Shares
pursuant to the terms of an
agreement and plan of
reorganization which permits the
investor to acquire such Shares; and
*
In connection with an acquisition of
an investment management or
advisory business, or related
investment services, products or
assets, by Federated or its
investment advisory subsidiaries, an
investor (including a natural person)
who (1) becomes a client of an
investment advisory subsidiary of
Federated or (2) is a shareholder or
interest holder of a pooled
investment vehicle or product that
becomes advised or subadvised by a
Federated investment advisory
subsidiary as a result of such an
acquisition other than as a result of a
fund reorganization transaction
pursuant to an agreement and plan of
reorganization.

In connection with this arrangement, Class R6 Shares will bear the following fees and expenses:

F
e
e
s

a
n
d

E
x
p
e
n
s
e
s
Maximum Amount
Allocated R6 Shares
S
a
l
e
s

L
o
a
d
None
C
o
n
t
i
n
g
e
n
t

D
e
f
e
r
r
e
d

S
a
l
e
s

C
h
a
r
g
e

(
"
C
D
S
C
"
)
None
S
h
a
r
e
h
o
l
d
e
r

S
e
r
v
i
c
e

F
e
e
None
R
e
d
e
m
p
t
i
o
n

F
e
e
None
1
2
b
-
1

F
e
e
None
O
t
h
e
r

E
x
p
e
n
s
e
s
Itemized expenses
incurred by the Fund with
respect to holders of
Class R6 Shares.

2.	CONVERSION AND EXCHANGE
PRIVILEGES

For purposes of Rule 18f-3, Class R6 Shares have the following conversion rights and exchange privileges at the election of the shareholder:

C
o
n
v
e
r
s
i
o
n

R
i
g
h
t
s
:
At the election of the
shareholder, Shares may
be converted into any
other Share Class of the
same Fund, provided that
the shareholder meets the
eligibility requirements
for the Share Class into
which the conversion is
sought, as applicable.
E
x
c
h
a
n
g
e

P
r
i
v
i
l
e
g
e
s
:
Class R6 Shares may be
exchanged into any
Federated fund or share
class that does not have a
stated sales charge or
contingent deferred sales
charge, except Shares of
Federated Institutional
Prime 60 Day Fund,
Federated Institutional
Money Market
Management, Federated
Institutional Prime
Obligations Fund,
Federated Institutional
Tax-Free Cash Trust,
Federated Institutional
Prime Value Obligations
Fund, Class A Shares of
Federated Government
Reserves Fund and Class
R Shares of any Fund,
provided that the
shareholder meets any
shareholder eligibility
and minimum initial
investment requirements
for the Shares to be
purchased, (if
applicable), both
accounts have identical
registrations, and the
shareholder receives a
prospectus for the fund in
which the shareholder
wishes to exchange.

In any exchange, the shareholder shall receive shares having the same aggregate net asset value as the shares surrendered, after the payment of any redemption fees to the Fund. Exchanges to any other Class shall be treated in the same manner as a redemption and purchase.




SCHEDULE OF FUNDS
OFFERING CLASS R6 SHARES

The Funds set forth on this Schedule each offer Class R6
Shares on the terms set forth in the Class R6 Shares
Exhibit to the Multiple Class Plan.

Multiple Class Company
  Series

Federated Equity Funds
  Federated Clover Small
Value Fund
  Federated Global Strategic
Value Dividend Fund
  Federated InterContinental
Fund
  Federated International
Strategic Value Dividend
Fund
  Federated Kaufmann Large
Cap Fund
  Federated MDT Mid Cap
Growth Fund
  Federated Strategic Value
Dividend Fund

Federated Fixed Income
Securities, Inc.
  Federated Strategic Income
Fund

Federated Global Allocation
Fund

Federated High Income Bond
Fund

Federated High Yield Trust
Federated High Yield Trust

Federated Income Securities
Trust
Federated Floating Rate
Strategic Income Fund
Federated Short-Term Income
Fund

Federated Index Trust
Federated Mid-Cap Index
Fund

Federated Institutional
Trust
Federated Government
Ultrashort Duration Fund
Federated Institutional High
Yield Bond Fund
Federated Short-Intermediate
Total Return Bond Fund


Federated Investment Series
Funds,  Inc.
Federated Bond Fund

Federated MDT Series
Federated MDT Small Cap
Core Fund
Federated MDT Small Cap
Growth Fund
Federated MDT All Cap Core
Fund
Federated MDT Balanced
Fund

Federated MDT Large Cap
Value Fund

Federated Total Return
Government Bond Fund

Federated Total Return
Series, Inc.
  Federated Total Return Bond
Fund

Federated World
Investment Series, Inc.

  Federated International
Leaders Fund